Property	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Property

The total cost of property and accumulated depreciation were as follows as of December 31:

	2011	2010
Land	$ 1,969,877	$ 1,969,877
Buildings and improvements	6,130,185	6,099,447
Rental trucks	70,047	70,047
Total	8,170,109	8,139,371
Less accumulated depreciation	(6,157,053)	(6,141,709)
Property - net	$ 2,013,056	$ 1,997,662